SCHEDULE 14A
                                 (Rule 14a-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

  |_|  Preliminary Proxy Statement
  |_|  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
       (e)(2))
  |X|  Definitive Proxy Statement
  |_|  Definitive Additional Materials
  |_|  Soliciting Material Under Rule 14a-12

                        ANTEON INTERNATIONAL CORPORATION
                        --------------------------------
              (Name of Registrant as Specified In Its Certificate)

                        --------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  |X|  No fee required.

  |_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)  Proposed maximum aggregate value of transaction:

       (5)  Total fee paid:

  |_|  Fee paid previously with preliminary materials.

  |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:

       (2)  Form, Schedule or Registration Statement No.:

       (3)  Filing Party:

       (4)  Date Filed:

                        ANTEON INTERNATIONAL CORPORATION
                         3211 JERMANTOWN ROAD, SUITE 700
                             FAIRFAX, VIRGINIA 22030

September 27, 2004

Dear Fellow Stockholder:

     You are cordially invited to attend a special meeting of stockholders of Anteon International Corporation (the "Company" or "Anteon") to be held on October 22, 2004 at 10:00 A.M., local time, at the Company's headquarters at 3211 Jermantown Road, Fairfax, Virginia 22030.

     The sole matter to be considered and acted upon at the meeting shall be the approval and adoption of the Anteon International Corporation Employee Stock Purchase Plan. Detailed information concerning this matter is set forth in the attached Notice of Special Meeting of Stockholders and Proxy Statement.

     Your vote is important. Whether or not you plan to attend the meeting, we encourage you to execute and return your proxy promptly so that we may have as many shares as possible represented at the meeting. Your return of a proxy in advance will not prevent you from voting in person at the meeting, if you so desire.

     Thank you for your continued support and interest in Anteon International Corporation.

                                        Sincerely,

                                        /s/Joseph M. Kampf
                                        ------------------

                                        Joseph M. Kampf
                                        President and Chief Executive Officer

                        ANTEON INTERNATIONAL CORPORATION
                         3211 JERMANTOWN ROAD, SUITE 700
                             FAIRFAX, VIRGINIA 22030

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 22, 2004

     A Special Meeting of Stockholders (the "Special Meeting") of Anteon International Corporation (the "Company") will be held at the Company's headquarters at 3211 Jermantown Road, Fairfax, Virginia 22030 on Friday, October 22, 2004, at 10:00 A.M., local time, to consider and act upon the following:

     1. To approve and adopt the Anteon International Corporation Employee Stock Purchase Plan ("ESPP").

     2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on September 9, 2004, as the record date for determination of stockholders of the Company entitled to notice of and to vote at the Special Meeting or any adjournment(s) thereof. The stock transfer books of the Company will remain open following the record date.

                                        By Order of the Board of Directors,

                                        /s/Curtis L. Schehr

                                        Curtis L. Schehr
                                        Senior Vice President, General Counsel
                                        & Secretary

Fairfax, Virginia
September 27, 2004

IMPORTANT: Even if you plan to attend the meeting, please complete, sign, date, and return promptly the enclosed proxy in the envelope provided to ensure that your vote will be counted. You may vote in person if you so desire, even if you previously have sent in your proxy. Please note that if you execute multiple proxies, the last proxy you execute revokes all previous ones.

If your shares are held in the name of a bank, brokerage firm or other nominee, please sign, date, and return the enclosed voting instruction form or proxy card in the envelope provided or follow any telephone or internet voting instructions that may be enclosed.

                        ANTEON INTERNATIONAL CORPORATION
                         3211 JERMANTOWN ROAD, SUITE 700
                             FAIRFAX, VIRGINIA 22030

               PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

     This Proxy Statement, which is first being mailed to the stockholders of Anteon International Corporation (the "Company") on approximately September 27, 2004, is furnished to you in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at a Special Meeting of Stockholders (the "Special Meeting"). The Special Meeting is to be held at the Company's headquarters at 3211 Jermantown Road, Fairfax, Virginia 22030 on Friday, October 22, 2004, at 10:00 A.M., local time, or at any subsequent time which may be necessary by any adjournment of the Special Meeting.

     Proxies in proper form received by the time of the Special Meeting will be voted as specified. Stockholders may specify their choices by marking the appropriate boxes on the enclosed proxy card. If a proxy card is dated, signed and returned without specifying choices, the shares will be voted in favor of the matters set forth in the accompanying Notice of Special Meeting. Business transacted at the Special Meeting is confined to the purposes stated in the Notice of Special Meeting. If any other matters properly come before the Special Meeting, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in accordance with their judgment.

VOTING SECURITIES

     The Board of Directors, in accordance with the Amended and Restated Bylaws of the Company (the "Bylaws"), has fixed the close of business on September 9, 2004, as the record date (the "Record Date") for determining the stockholders entitled to notice of and to vote at the Special Meeting or any adjournments thereof. At the close of business on that date, the outstanding number of voting securities of the Company was 35,835,473 shares of Common Stock.

     For each share held as of the Record Date, each holder of Common Stock is entitled to one vote. If you hold your shares through a broker, you should contact your broker to determine the procedure by which you can vote.

     The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the voting power represented by all outstanding shares constitutes a quorum. If a quorum is present at the Special Meeting, the affirmative vote of a majority of the voting power present (in person or by proxy) and entitled to vote at the Special Meeting is required for the approval and adoption of the Anteon International Corporation Employee Stock Purchase Plan (the "ESPP") (Proposal 1).

     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter.

REVOCABILITY OF PROXIES

     A stockholder giving a proxy may revoke it at any time before it is voted by giving the Secretary of the Company a letter revoking the proxy or a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting or any adjournment thereof will not in and of itself constitute the revocation of a proxy.

HOUSEHOLDING OF PROXY MATERIALS

     Some banks, brokerages and other nominee record holders may be participating in the practice of "householding" proxy statements. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of this proxy statement to you if you call or write the Company at the following address or phone number: Anteon International Corporation, 3211 Jermantown Road, Suite 700, Fairfax, Virginia 22030, phone (703) 246-0200,
Attention: Mr. Dennis J. Kelly, Senior Vice President, Investor and Government Relations. If you want to receive separate copies of the Company's proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address and phone number.

                                   PROPOSAL 1:

            APPROVAL AND ADOPTION OF ANTEON INTERNATIONAL CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

SUMMARY OF THE EMPLOYEE STOCK PURCHASE PLAN

Purposes of the ESPP

     On December 19, 2003, the Board of Directors (the "Board") of Anteon International Corporation ("Anteon" or the "Company") adopted the Anteon International Corporation Employee Stock Purchase Plan (the "ESPP"). The ESPP became effective on April 1, 2004. The ESPP enables us to offer eligible employees the opportunity to purchase common stock, par value $0.01 per share, of the Company ("Shares"), at a discount from the market price. Subject to the terms and conditions of the ESPP, eligible employees may authorize the Company to deduct a specified portion of their pay each payroll period for a calendar quarter ("Offering Period"). The Company will apply the accumulated amounts to the purchase of Shares at the end of the Offering Period. Participation in the ESPP is voluntary. The ESPP encourages employee ownership of the Shares of Anteon so employees may share in the Company's future growth and profitability. A description of the ESPP is set forth below. This summary is qualified in its entirety by the detailed provisions of the ESPP, a copy of which is attached as Appendix A to this Proxy Statement.

     The Company intends that the ESPP qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended, (the "Code"). We are seeking stockholder approval of the ESPP to satisfy the requirements of Section 423 of the Code. If stockholder approval is not obtained within 12 months of the Board's adoption of the ESPP, the ESPP will be canceled and all pending transactions will be null and void.

Administration of the Stock Plan

     The Compensation Committee of our Board of Directors (the "Committee") administers the ESPP, unless otherwise decided by the Board. No Committee member participates in the ESPP. In general, the Committee has the power, in connection with the administration of the ESPP, to interpret the terms and conditions of the ESPP, and to take any actions it deems necessary to carry out the terms and purpose of the ESPP. Any interpretation and determination by the Committee of any term or condition of the ESPP is final and binding on each eligible employee, each participant and his or her legal representatives.

     Among other duties and responsibilities, the Committee may:

          o Establish rules and regulations for the proper administration of the ESPP,

          o Impose terms, limits, restrictions and conditions on the right to purchase Shares under the ESPP, and

          o Permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the processing of withholding elections.

     The Committee may also delegate certain administrative functions as it deems appropriate. Some of the day-to-day operations of the ESPP will be carried out by the Company's Corporate Human Resources and Payroll Departments. In addition, the Committee has engaged the services of Fidelity Investments to assist in ESPP administration, such as establishing bookkeeping accounts and providing investment services.

     The Board has authority to amend the ESPP at any time, subject to any applicable stockholder approval requirements. The ESPP will stay in effect until December 19, 2013. However, the ESPP may end earlier, as follows:

          o On the exercise date when participants become entitled to purchase a number of Shares greater than the number of reserved Shares remaining available for purchase, or

          o    At any time, at the discretion of the Board.

     If there are not sufficient Shares for purchase by all Participants (as defined in the ESPP) on an exercise date before ESPP termination, the available Shares will be sold to Participants on a pro rata basis.

     The Committee is authorized to make minor or administrative modifications as well as modifications to the ESPP dictated by federal or state laws applicable to the Company, laws of foreign jurisdictions governing the participation of Eligible Employees (as defined in the ESPP), or that may be authorized or made desirable by such laws.

Shares Subject to the ESPP

     The Company has registered an aggregate of 1,200,000 shares of the Company's common stock for purchase under the ESPP. In the event of any change in the outstanding Shares due to a dividend, split, combination or exchange of shares, recapitalization, or similar change, merger, consolidation or other reorganization of the Company in which the Company is the surviving corporation, the number of Shares available under the ESPP will be proportionately adjusted to reflect the change. The Shares are traded on the NYSE under the symbol "ANT".

Eligibility

     Participation in the ESPP is open to employees of the Company (or one of its subsidiaries designated by the Board for participation in the ESPP) who customarily work at least 20 hours per week and more than five months each calendar year ("Eligible Employee" or "Participant"). Employees of the Company who own 5% or more of the voting shares or value of all classes of capital stock of the Company or one of its subsidiaries are not eligible to participate in the ESPP. The approximate number of employees eligible to participate in the ESPP is 8,285.

Contribution Amount.

     Eligible Employees may contribute from 1% to a maximum of 10% of their gross pay per pay period, in whole percentages only. The Committee determines the minimum and maximum contribution levels and it may change these levels for subsequent Offering Periods (as defined in the ESPP). The ESPP does not permit additional cash contributions to be made to the ESPP. The ESPP does not require that the contributions be held in trust or to otherwise segregate the contributions from the other assets of the Company. No interest is paid or accrued on the contributions, and the Participants' rights to the amounts credited in their accounts are that of an unsecured, general creditor of the Company (unless the laws of country in which the Participant is employed require otherwise).

End of Participation.

     An Eligible Employee's participation in the ESPP will end:

          o Upon his or her termination of employment with the Company or its subsidiaries for any reason,

          o On the 91st day of a leave of absence (unless the right to re-employment is guaranteed by statute or contract), or

          o    If Participant ceases to be an Eligible Employee.

Purchase of Shares

     The ESPP has four successive Offering Periods during the calendar year (January to March, April to June, July to September, and October to December). A "Trading Day" is a day on which the New York Stock Exchange ("NYSE") is open for trading. The first Trading Day is called the "Offering Date" and the last Trading Day in the Offering Period is called the "Exercise Date". The Exercise Date is the date on which Shares are purchased for each Offering Period. The per share purchase price for the Shares currently established by the Committee is 95% of the last reported sales price on the Exercise Date, as reported by the NYSE. The Committee has the authority to establish a different pricing formula for future Offering Periods. The number of whole Shares purchased on each Participant's behalf for an Offering Period is calculated by dividing the total contributions made for the Offering Period by the per share purchase price on the Exercise Date. Any balance remaining that could not be applied for the purchase of Shares for an Offering Period will remain in the Participant's account for the purchase of Shares in subsequent Offering Periods. Shares delivered to Participants may be purchased on the open market, acquired from the Company's treasury, or represent newly issued Shares. Participants cannot purchase Shares having a fair market value in excess of $25,000 during any calendar year, as determined on the Exercise Date. The obligations of the Company to sell and deliver Shares under the ESPP are subject to all laws, rules, regulations and approvals applicable to such sale and delivery.

Resale Restrictions

     For all Participants, Shares purchased under the ESPP cannot be sold, transferred, pledged or otherwise disposed of for at least six months from the date of purchase ("Holding Period"). Upon expiration of the Holding Period, Participants may continue to hold or sell their Shares, subject to any other resale restrictions applicable to employees holding Shares. If a Participant dies during the Holding Period, the Participant's beneficiary or estate may transfer the Shares. Participants who decide to sell their Shares after the Holding Period expires, but before two years from the Exercise Date has elapsed may only sell their Shares through the Company's currently designated stock plan administrator.

FEDERAL INCOME TAX CONSEQUENCES

     The following summarizes the United States federal income tax consequences that generally will apply to participation in the ESPP. This summary is based on the federal tax laws in effect as of the date of this Proxy Statement. State and local tax laws vary. Changes to these laws could alter the tax consequences described below. Participants are responsible for all federal, state and local tax liabilities incurred as a result of their participation in the ESPP.

     The tax treatment of purchases and sales of Shares under the ESPP is subject to change from time to time because of changes in the law. The tax rules are complicated and this tax discussion should not be construed as tax advice. Participants are advised to review the pertinent rules carefully and consult with a professional tax advisor.

     Contributions. Contributions to the ESPP are made on an after-tax basis, thus contributions are not tax-deductible.

     Purchase of Shares. The purchase of Shares is not a taxable event. Therefore, at the time Shares are purchased, Participants do not recognize any income with respect to the amount of any discount from the market price.

     Sale of Shares. Income is recognized with respect to the Shares when they are ultimately sold by the Participant, or in the year the Participant dies if he or she has not otherwise disposed of the Shares. At that time, the tax treatment will generally depend on whether the Shares were sold for a gain or loss and on how long the Shares were held.

     Sale at a Gain. In general, because Shares are purchased at a discount from the market price on the Exercise Date, a Participant will recognize ordinary income equal to the discount from the market price or the amount realized, if less, depending on when the Shares are sold.

          o Participants who sell Shares at a gain that are held for less than 2 years from purchase will recognize ordinary income equal to the discount from the market price (even if the actual gain is less than the discount). If the gain realized is less than the discount, however, the Participant may still be able to recognize a capital loss equal to the difference between the fair market value of the Shares on the purchase date and the fair market value of the Shares at sale.

          o Participants who sell Shares at a gain that are held for more than 2 years from purchase will recognize ordinary income equal to the discount (or the amount realized, if less).

     Any additional gain will be treated as long-term or short-term capital gain depending on how long the Shares were held. The one year measurement period for determining long-term versus short-term capital gain or loss begins on the Exercise Date.

     Sale at a Loss. Shares sold at a loss from the discounted purchase price will have the following tax consequences, depending on how long the Shares were held:

          o Participants who sell Shares at a loss that are held for less than 2 years from purchase will still recognize ordinary income equal to the discount from the market price (even though Shares are sold at a loss). The loss realized on the sale will be treated as a capital loss. Whether the loss is treated as long-term or short-term will depend on whether the Shares were held for more than one year from purchase.

          o Participants who sell Shares at a loss that are held for more than 2 years from purchase will recognize a long-term capital loss equal to the difference between the discounted purchase price and sale price.

     Dividends. Participants will recognize taxable income on any dividends they may receive.

     Death. The ordinary income that must be reported in the federal income tax return for the year of a Participant's death is the lesser of:

          o    The discount from the market price, or

          o The amount, if any, by which the fair market value at the time of the Participant's death exceeds the purchase price.

New Plan Benefits

     Because the future performance of the Shares cannot be determined, it is not possible to determine the benefits or the amounts received, if any, as a result of participation in the ESPP by our Eligible Employees.

Required Vote

     The approval and adoption of the Anteon International Corporation Employee Stock Purchase Plan requires the affirmative vote of the holders of a majority of the shares of our common stock present at the Special Meeting in person or by proxy and entitled to vote, provided a quorum is present. An abstention from voting on this proposal will have the effect of a "no" vote. Broker non-votes are considered not cast and therefore will not affect the outcome of the vote.

     Affiliates of and companies managed by Caxton-Iseman Capital, Inc., including Azimuth Technologies, L.P., Azimuth Tech. II LLC and Frederick J. Iseman, who beneficially own 7,105,490 shares (or approximately 19.8% of the outstanding shares) of the Company's Common Stock, have informed the Company that they intend to vote all of such shares in favor of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE
          ANTEON INTERNATIONAL CORPORATION EMPLOYEE STOCK PURCHASE PLAN

EXECUTIVE COMPENSATION

     The following table sets forth information on the compensation awarded to, earned by or paid to our Chief Executive Officer, Joseph M. Kampf, the four other most highly compensated executive officers of ours whose individual compensation exceeded $100,000 during the twelve months ended December 31, 2003 for services rendered in all capacities to us and two individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer on December 31, 2003.

                                                                                              Long-Term
                                                  Annual Compensation                    Compensation Awards
                                          --------------------------------------  -----------------------------------
                                                                                                     Number of Shares
                                                                                   Other Annual      Underlying Stock
  Name and Principal Position                Year       Salary        Bonus       Compensation(1)       Options
------------------------------------      ----------  -----------  ------------  -----------------  -----------------
Joseph M. Kampf                              2003      $ 575,023    $ 400,000           --                   --
 President and Chief Executive Officer       2002        457,042      299,520           --              200,000
                                             2001        415,899      240,000           --                   --

Charles S. Ream                              2003        179,490       50,000           --              100,000
 Executive Vice President and                2002             --           --           --                   --
 Chief Financial Officer                     2001             --           --           --                   --

Mark D. Heilman                              2003        235,146      120,000           --                   --
 Executive Vice President,                   2002        211,144      120,000           --               80,000
 Corporate Development                       2001        195,451      100,000           --                   --

Seymour L. Moskowitz                         2003        235,146      220,000           --               75,000
 Executive Vice President, Technology        2002        211,144      120,000           --               80,000
                                             2001        195,451      100,000           --                   --

Curtis L. Schehr                             2003        188,298       65,000           --                   --
 Senior Vice President,                      2002        172,002       66,000           --               40,000
 General Counsel & Secretary                 2001        170,958       50,000           --                   --

Thomas M. Cogburn (2)                        2003        251,185      163,000           --                   --
 Executive Vice President and                2002        255,247      147,600           --              100,000
 Chief Operating Officer                     2001        231,254      110,000           --                   --

Carlton B. Crenshaw (3)                      2003        133,449      120,000           --                   --
 Executive Vice President and                2002        220,236      120,000           --               80,000
 Chief Financial Officer                     2001        204,999      100,000           --                   --

(1) No named executive officer received Other Annual Compensation in an amount in excess of the lesser of either $50,000 or 10% of the total of salary and bonus reported for him in the two preceding columns.

(2) Mr. Cogburn retired as Executive Vice President, Chief Operating Officer and Director effective August 9, 2003.

(3) Mr. Crenshaw retired as Executive Vice President and Chief Financial Officer effective May 2, 2003.

OPTION GRANTS IN 2003

     The following table sets forth certain information with respect to stock options granted in 2003 to each of our named executive officers.

                                                                    Individual Grants
                                      ------------------------------------------------------------------------------
                                                                                    Potential Realizable Value
                                                                                      at Assumed Annual Rates
                                                                                    of Stock Price Appreciation
                                                                                          for Option Term
                                                                                  ----------------------------------
                         Number of     % of Total
                           Shares       Options
                         Underlying    Granted to    Exercise or
                           Options     Employees      Base Price    Expiration
          Name             Granted      in 2003       Per Share        Date             5%               10%
--------------------------------------------------------------------------------------------------------------------
 Joseph M. Kampf                --          --              --              --             --                --
 Charles S. Ream           100,000        15.6%        $ 23.98      5/8/2013        1,508,089         3,821,794
 Mark D. Heilman                --          --              --              --             --                --
 Seymour L. Moskowitz       75,000        11.7%        $ 23.30      2/26/2013       1,098,993         2,785,064
 Curtis L. Schehr               --          --              --              --             --                --
 Thomas M. Cogburn              --          --              --              --             --                --
 Carlton B. Crenshaw            --          --              --              --             --                --

AGGREGATED OPTION EXERCISES IN 2003 AND FISCAL YEAR-END OPTION VALUES

    The following table sets forth certain information with respect to options held at the end of fiscal year 2003 by each of our named executive officers:

                                                       Individual Grants
                        ----------------------------------------------------------------------------
                                                           Number of          Value of Unexercised
                                                       Shares Underlying          In-the-Money
                          Shares                     Unexercised Options at         Options at
                         Acquired                      December 31, 2003        December 31, 2003
                            on            Value           Exercisable/             Exercisable/
         Name           Exercise(s)     Realized          Unexercisable          Unexercisable(1)
----------------------  -----------  --------------  ----------------------  -----------------------
Joseph M. Kampf                  --              --         416,320/256,000   $13,192,496/$5,748,920
Charles S. Ream                  --              --              --/100,000            --/$1,207,000
Mark D. Heilman              93,334  $    2,590,815          140,906/80,000    $4,195,559/$1,648,040
Seymour L. Moskowitz        164,840  $    5,355,751         161,018/156,600   $5,172,215/ $2,653,574
Curtis L. Schehr             16,800  $      332,862           80,640/44,800     $2,486,853/ $971,872
Thomas M. Cogburn            92,000  $    1,584,160                   --/--                    --/--
Carlton B. Crenshaw          44,510  $      685,459                   --/--                    --/--

(1) Based on the difference between the closing price of our common stock on December 31, 2003, as reported by the New York Stock Exchange- Corporate Transactions and the option exercise price. The above valuations may not reflect the actual value of unexercised options, as the value of unexercised options fluctuates with market activity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth, as of September 9, 2004, the number of shares of common stock beneficially owned by each of our 5% stockholders, each of our directors, the named executive officers and all our directors and executive officers as a group.

     Unless otherwise noted below, the address of each beneficial owner listed on the table below is c/o Anteon International Corporation, 3211 Jermantown Road, Suite 700, Fairfax, Virginia 22030-2801.

                                                                Shares(1)
                                                            ----------------
               Name of Beneficial Owner                       Shares      %
---------------------------------------------------------   ---------   ----
Azimuth Technologies, L.P.(2) (3)........................   5,843,828   16.3
Azimuth Tech. II LLC (2) (3).............................   2,110,595    5.9
Georgica (Azimuth Technologies), Inc. (2) (3)............   7,104,134   19.8
Georgica (Azimuth Technologies), L.P. (2) (3)............   7,102,778   19.8
Frederick J. Iseman (2) (3)..............................   7,105,490   19.8
FMR Corp. (4)............................................   3,172,630    8.9
Gilbert F. Decker (5)....................................      29,530      *
Dr. Paul Kaminski (5)....................................      39,546      *
Joseph M. Kampf (6)......................................   1,021,626    2.8
Charles S. Ream (7)......................................      23,107      *
Carlton B. Crenshaw (8)..................................       1,920      *
Seymour L. Moskowitz (9).................................     304,858      *
Curtis L. Schehr (10)....................................     109,840      *
Thomas M. Cogburn (11)...................................           0      *
Mark D. Heilman (12).....................................     215,786      *
Robert A. Ferris (13)....................................     611,845    1.7
Steven M. Lefkowitz (14).................................     239,800      *
William J. Perry (15)....................................       6,000      *
General Henry Hugh Shelton, USA (ret.) (16)..............       6,000      *
Thomas J. Tisch (16).....................................       6,000      *
All Directors and Executive Officers as a Group (17).....   8,929,992   24.2

*    Less than 1%.

(1)  Determined in accordance with Rule 13d-3 under the Exchange Act.

(2) By virtue of Frederick J. Iseman's indirect control of Azimuth Technologies, L.P., Azimuth Tech. II LLC, Georgica (Azimuth Technologies), L.P. and Georgica (Azimuth Technologies), Inc., which are the investment partnerships organized by Caxton-Iseman Capital, he is deemed to beneficially own the 6,251,133 shares held by these entities. Mr. Iseman has (i) sole voting and dispositive power over 6,253,845 shares of our common stock, and (ii) shared voting and dispositive power over the 883,922 shares of our common stock held in the aggregate by the Ferris Family 1987 Trust, Mr. Lefkowitz and SML Family Investors LLC and may be deemed to be the beneficial owner thereof. Mr. Iseman's address is c/o Caxton-Iseman Capital, Inc., 500 Park Avenue, New York, New York 10022.

(3) Includes 611,845, 239,800 and 32,277 shares held by the Ferris Family 1987 Trust, Mr. Lefkowitz and SML Family Investors LLC, respectively. The Ferris Family 1987 Trust, Mr. Lefkowitz and SML Family Investors LLC are parties to a stockholders agreement with Azimuth Technologies, L.P. and Azimuth Tech. II LLC with respect to the shares of our common stock held by them. Pursuant to the terms of this stockholders agreement, the Ferris Family 1987 Trust, Mr. Lefkowitz and SML Family Investors LLC are required to vote all of their shares of common stock at the direction of Azimuth Technologies, L.P. and Azimuth Tech. II LLC, and are bound by specified transfer restrictions.

(4) Based solely upon a Schedule 13G filed by FMR Corp. on September 10, 2004. The address for FMR Corp. provided in such Schedule 13G is 82 Devonshire Street, Boston, MA 02109.

(5) Includes 6,000 shares of common stock issuable pursuant to stock options exercisable within 60 days of September 9, 2004. Does not include 11,500 shares of common stock issuable pursuant to stock options that are not exercisable within 60 days of that date. Mr. Decker's address is 45 Glenridge Avenue, Los Gatos, California 95030. Dr. Kaminski's address is 6691 Rutledge Drive, Fairfax, Virginia 22039.

(6) Includes 456,320 shares of common stock issuable pursuant to stock options exercisable within 60 days of September 9, 2004. Does not include 168,000 shares of common stock issuable pursuant to stock options that are not exercisable within 60 days of that date. Excludes shares held by Azimuth Technologies, L.P., of which he is a limited partner.

(7) Includes 20,000 shares of common stock issuable pursuant to stock options exercisable within 60 days of September 9, 2004. Excludes 80,000 shares of common stock issuable pursuant to stock options that are not exercisable within 60 days of that date.

(8) Mr. Crenshaw retired as Executive Vice President and Chief Financial Officer effective May 2, 2003.

(9) Includes 216,878 shares of common stock issuable pursuant to stock options exercisable within 60 days of September 9, 2004. Does not include 85,500 shares of common stock issuable pursuant to stock options that are not exercisable within 60 days of that date. Excludes shares held by Azimuth Technologies, L.P., of which he is a limited partner.

(10) Includes 84,640 shares of common stock issuable pursuant to stock options exercisable within 60 days of September 9, 2004. Does not include 24,000 shares of common stock issuable pursuant to stock options that are not exercisable within 60 days of that date.

(11) Mr. Cogburn retired as Executive Vice President, Chief Operating Officer and Director effective August 9, 2003.

(12) Includes 172,906 shares of common stock issuable pursuant to stock options exercisable within 60 days of September 9, 2004. Does not include 48,000 shares of common stock issuable pursuant to stock options that are not exercisable within 60 days of that date. Excludes shares held by CSP Associates LLC, a limited liability company of which he is a non-managing member.

(13) Represents 611,845 shares held by the Ferris Family 1987 Trust, of which Mr. Ferris is trustee, and with respect to which Mr. Ferris shares voting and dispositive power with Azimuth Technologies, L.P., Azimuth Tech. II LLC and Mr. Iseman. The address of Mr. Ferris and the Ferris Family 1987 Trust is c/o Caxton-Iseman Capital, Inc., 500 Park Avenue, New York, New York 10022. Excludes shares held by Azimuth Technologies, L.P. and Azimuth Tech. II LLC of which the Ferris Family 1987 Trust is, respectively, a limited partner and a non-managing member.

(14) Includes 32,277 shares held by SML Family Investors LLC, a limited liability company affiliated with Mr.

     Lefkowitz. Mr. Lefkowitz's address is c/o Caxton-Iseman Capital, Inc., 500 Park Avenue, New York, New York 10021. Excludes shares held by Azimuth Technologies, L.P. and Azimuth Tech. II LLC of which he is, respectively, a limited partner and a non-managing member. Includes 239,800 shares with respect to which Mr. Lefkowitz shares voting and dispositive power with Azimuth Technologies, L.P., Azimuth Tech. II LLC and Mr. Iseman.

(15) Does not include 11,500 shares of common stock issuable pursuant to stock options that are not exercisable within 60 days of September 9, 2004. Dr. Perry's address is 320 Galvez Street, Stanford, CA 94305-6165.

(16) Includes 6,000 shares of common stock issuable pursuant to stock options exercisable within 60 days of September 9, 2004. Does not include 11,500 shares of common stock issuable pursuant to stock options that are not exercisable within 60 days of that date. Gen. Shelton's address is 11911 Freedom Drive, One Fountain Square, 10th Floor Reston, VA 20190. Mr. Tisch's address is 667 Madison Avenue, New York, NY 10021.

(17) Includes 1,011,744 shares of common stock issuable pursuant to stock options exercisable within 60 days of September 9, 2004. Does not include 616,000 shares of common stock issuable pursuant to stock options that are not exercisable within 60 days of that date.

                                  OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the Special Meeting. However, if any other matters are properly presented to the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and employees, without additional remuneration, may solicit proxies by telephone, Internet and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.

     Upon request, the Company will furnish, without charge to any stockholder, a copy of the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 2003, as filed with the SEC. A copy of the Form 10-K, as amended, may be obtained by writing or calling the Company at the following address or phone number: Anteon International Corporation, 3211 Jermantown Road, Suite 700, Fairfax, Virginia 22030, phone (703) 246-0200, Attention: Mr. Dennis
J. Kelly, Senior Vice President, Investor and Government Relations. The Company's Form 10-K, as amended, and other public filings are also available through the SEC's website at www.sec.gov and the Investor Relations' page on the Company's website at www.anteon.com.

                                        By Order of the Board of Directors,

                                        /s/Curtis L. Schehr
                                        -------------------

                                        Curtis L. Schehr, Secretary

                                   APPENDIX A

                        ANTEON INTERNATIONAL CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

                          Effective as of April 1, 2004

     1.   Purpose

     Anteon International Corporation (the "Corporation") hereby establishes the Anteon International Corporation Employee Stock Purchase Plan, effective as of April 1, 2004 (the "Plan"). The Plan provides an incentive for present and future employees of the Corporation and its Participating Subsidiaries to acquire a proprietary interest (or increase an existing proprietary interest) in the Corporation through the purchase of shares of the Corporation's common stock at a discount. The Corporation intends that the Plan qualify as an "employee stock purchase plan" under Code Section 423, and that the Plan shall be administered, interpreted and construed in a manner consistent with the requirements of Code Section 423.

     2.   Definitions

     Under the Plan, except where the context otherwise indicates, the following definitions shall apply.

     (a) "Administrator" means the person, persons or committee designated by the Board as responsible for the administration of the Plan as provided in
Section 3.

     (b) "Board" means the Board of Directors of the Corporation.

     (c) "Code" means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

     (d) "Committee" means the Compensation Committee or such Administrator as may be appointed by the Board.

     (e) "Corporation" means Anteon International Corporation, a Delaware corporation, or any business which, with the consent of the Board, succeeds to its business by merger, reorganization, consolidation or otherwise and adopts this Plan as its own.

     (f) "Compensation" means with respect to each Participant for each pay period, the remuneration, as defined in Section 3401(a) of the Code for purposes of income tax withholding at the source, determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, actually paid to a Participant by an Employer during the Offering Period, but excluding: (1) direct reimbursements or allowances for moving and other expenses (including overseas living allowances), and (2) contributions, credits or benefits under this Plan or under any retirement, stock-related, deferred compensation, fringe benefit or employee welfare benefit plan. Notwithstanding the foregoing, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement with the Participant and which is excluded from the gross income of the Participant under Code Section 125, 402(e)(3), 402(h)(1)(B) or 403(b).

     (g) "Eligible Employee" means any individual who is an employee of an Employer for tax withholding purposes and is customarily employed with the Employer for at least 20 hours per week and more than five months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing while the individual is on sick leave or other authorized leave of absence. For purposes of the preceding sentence, where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

     (h) "Employer" means the Corporation and each Participating Employer.

     (i) "Exercise Date" means the last day on which the New York Stock Exchange is open for trading in each Offering Period.

     (j) "Fair Market Value" means, with respect to a Share as of any Offering or Exercise Date, the last reported sales price, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported on the New York Stock Exchange.

     (k) "Offering Date" means the first day on which the New York Stock Exchange is open for trading in each Offering Period.

     (l) "Offering Period" means a period established by the Committee during which an option to purchase Shares is granted pursuant to the Plan. Each Offering Period shall begin on the Offering Date of such Offering Period and shall end on the Exercise Date of such Offering Period. Unless changed by the Committee, the Offering Periods shall be:

                         January 1 through March 31
                         April 1 through June 30
                         July 1 through September 30
                         October 1 through December 31

          The initial Offering Period shall be April 1, 2004 through June 30, 2004.

     (m) "Participant" means an Eligible Employee who has elected to participate in the Plan by filing an enrollment agreement with the Corporation as provided in Section 5.

     (n) "Participating Employer" means any Subsidiary designated by the Committee, in its sole discretion, for participation in the Plan.

     (o) "Plan" means the Anteon International Corporation Employee Stock Purchase Plan, as set forth herein, and as may be amended from time to time.

     (p) "Purchase Price" means the per Share purchase price established by the Committee, in its sole discretion, under an option to purchase Shares, which price shall not be less than 85% of the Fair Market Value of a Share on the Offering Date or 85% of the Fair Market Value of a Share on the Exercise Date, whichever is lower. The Purchase Price established by the Committee shall apply to each Offering Period until subsequently changed by the Committee.

     (q) "Share" means a share, $.01 par value, of common stock of the Corporation. Shares subject to the Plan may be authorized, but unissued Shares, Shares held in treasury or Shares acquired by the Corporation.

     (r) "Subsidiary" means any corporation (other than the Corporation) that owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock or other equity interests and that otherwise qualifies as a "subsidiary corporation" within the meaning of Code Section 424(f) or any successor thereto.

     3.   Administration

     (a) Committee as Administrator. The Committee shall be the Administrator, unless and until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in substitution of current members, fill vacancies, and remove all members of the Committee and, thereafter, directly administer the Plan or authorize another person, persons or committee to administer the Plan. Notwithstanding any other provision in the Plan, the Board may, at any time or from time to time, administer the Plan, and in such case, reference herein to the Committee shall mean the Board.

     (b) Committee Actions. The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any act or determination by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Members of the Board or Committee who are eligible to participate in the Plan may vote on any and all matters, including matters affecting Plan administration or option grants pursuant to the Plan.

     (c) Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan. In addition, the Committee shall have the power and authority to take all other actions necessary to carry out the purpose and intent of the Plan and make all other determinations necessary or advisable for Plan administration, including, but not limited to, the authority to:

      (i)   interpret the terms and provisions of the Plan;

      (ii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules necessary to permit the participation of Eligible Employees in foreign jurisdictions (e.g., rules for the conversion of currency and compliance with applicable securities laws);

      (iii) correct any defect or rectify any omission in the Plan, or to reconcile any inconsistency in the Plan and any option to purchase Shares granted under the Plan;

      (iv) impose such terms, limitations, restrictions and conditions on options granted under the Plan as the Committee shall deem appropriate;

      (v) permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Corporation's processing of properly completed withholding elections; and

      (vi) delegate to one or more person or committees such administrative duties as it deems appropriate under the circumstances. Any person or committee to which the duty to perform an administrative function is delegated shall act on behalf of and shall be responsible to the Administrator for such function.

     The Committee may, in its discretion, request advice or assistance, or employ such other persons as it deems necessary or appropriate for the proper administration of the Plan, including, but not limited to employing a brokerage firm, bank or other financial institution to assist in the purchase of Shares, delivery of reports or other administrative aspects of the Plan.

     (d) Effect of Committee's Decision. The Committee's actions and determinations with respect to any matter relating to the Plan pursuant to the powers vested in it hereunder shall be in its sole and absolute discretion and shall be final, conclusive and binding on all persons, including the Corporation, its shareholders, Participants and any other employee of the Corporation, and their successors in interest. All rules and determinations of the Committee in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances.

     (e) Limited Liability. To the maximum extent permitted by law and the Corporation's charter, no member of the Board or Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any option grant under the Plan.

     (f) Indemnification. To the maximum extent permitted by law and the Corporation's charter, the members, including former members of the Board and Committee shall be indemnified by the Corporation with respect to all their activities under the Plan.

     4.   Eligibility to Participate in the Plan

     Subject to limitations imposed by Code Section 423(b), each person who is an Eligible Employee as of an Offering Date shall be eligible to participate in the Plan for the Offering Period beginning on that Offering Date. All Eligible Employees shall have the same rights and privileges within the meaning of Code
Section 423(b)(5).

     5.   Election to Participate in the Plan

     (a) Enrollment. Each Eligible Employee may elect to participate in the Plan by completing an enrollment form in the form provided by the Corporation and filing such enrollment agreement with the Corporation's human resources office no later than 15 days before the applicable Offering Date, unless the Committee establishes another deadline for filing the enrollment agreement with respect to a given Offering Period.

     (b) Rolling Elections. Unless a Participant withdraws from participation in the Plan as provided in Section 10 or authorizes a different payroll deduction by timely filing a new enrollment agreement with the Corporation's human resources office no later than 15 days before the Offering Date of a succeeding Offering Period, a Participant who is participating in an Offering Period as of the Exercise Date of such Offering Period shall be deemed to have (i) elected to participate in the immediately succeeding Offering Period, and (ii) authorized the same payroll deduction percentage for such immediately succeeding Offering Period as was in effect for such Participant immediately before such succeeding Offering Period.

     6.   Contributions

     (a) Payroll Deductions. All Participant contributions to the Plan shall be made only by payroll deductions. By filing an enrollment agreement with respect to an Offering Period, the Participant shall authorize payroll deductions to be made, on an after-tax basis (based on eligible pre-tax Compensation), during the Offering Period in an amount from 1% to 10% (in whole percentages) of the Compensation that the Participant receives on each payroll date during such Offering Period, and in each subsequent Offering Period in which the election remains effective as described in Section 5(b). Payroll deductions for an Offering Period shall begin on the first payroll date following the Offering Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided below in Section 10. The Committee may, in its discretion change the maximum percentage of Compensation permitted to be contributed for any Offering Period before the Offering Date.

     (b) Use of Contributions. All payroll deductions made for a Participant shall be deposited in the Corporation's general corporate account and shall be credited to a bookkeeping account for the Participant under the Plan. No interest shall accrue on or be credited with respect to the payroll deductions of a Participant under the Plan. A Participant may not make any additional contributions into such account. All payroll deductions received or held by the Corporation under the Plan may be used by the Corporation for any corporate purpose, and the Corporation shall not be obligated to segregate such payroll deductions.

     (c) Changes to Contributions. Except as provided in Section 10, a Participant may not change his or her contribution election during an Offering Period. A Participant may change his or her contribution election with respect to a succeeding Offering Period by timely filing a new enrollment agreement before such Offering Period.

     7.   Grant of Options

     (a) Subject to the limitations in Section 13 and subsection (b) below, on the Offering Date of each Offering Period, each Participant in such Offering Period shall be given an option to purchase on the Exercise Date of such Offering Period up to a number of whole Shares determined by dividing such Participant's payroll deductions accumulated during the Offering Period by the Purchase Price established for such Offering Period. The option shall expire on the last day on which a Participant is permitted to withdraw from participation in the Offering Period as provided in Section 10.

     (b) Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Code Section 424(d)) would own capital stock of the Corporation, and/or hold outstanding options to purchase such stock, possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Corporation or of any Subsidiary, or (ii) which permits such Eligible Employee's rights to purchase stock under all Code Section 423 employee stock purchase plans of the Corporation and its Subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     8.   Exercise of Option

     Unless a Participant withdraws from the Plan as provided in Section 10, the Participant's option for the purchase of shares for an Offering Period shall be exercised automatically on the Exercise Date of such Offering Period, and the maximum number of whole Shares subject to the option shall be purchased for such Participant at the Purchase Price established for that Offering Period, as provided above in Section 7. No fractional Shares shall be purchased. Any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a whole Share shall continue to be credited to the Participant's account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10. Shares purchased for a Participant shall be allocated to an account for the Participant as soon as administratively feasible following an Offering Period and application of any limits (imposed by the Code or the Plan) on the purchase of Shares set forth in the Code and/or the Plan.

     9.   Holding Period and Delivery of Shares

     (a) Holding Period. A Participant may not sell, transfer or otherwise dispose of any Shares purchased under the Plan until the sixth month anniversary of the Exercise Date as of which such purchase occurred, other than by the laws of descent and distribution. Any sale after the expiration of such mandatory holding period and before the date on which the applicable holding period to avoid a disqualifying disposition (within the meaning of Treasury Regulation
Section 1.421-5) expires may be made only through the brokerage firm or other financial institution employed by the Committee to assist in the administration of the Plan.

     (b) Delivery of Share Certificates. Share certificates shall not be delivered to Participants until the later of (i) the date on which the applicable holding period to avoid a disqualifying disposition (within the meaning of Treasury Regulation Section 1.421-5) expires, or (ii) the date that a Participant specifically requests a certificate for Shares purchased pursuant to the Plan. Shares to be delivered to a Participant under the Plan may be registered in the name of the Participant, or, if the Participant so designates, in the name of the Participant and his or her spouse with right of survivorship.

     (c) Securities Registration of Shares. Notwithstanding anything in the Plan to the contrary, the grant and exercise of options to purchase Shares under the Plan, and the Corporation's obligation to sell and deliver Shares upon the exercise of options to purchase Shares shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the Corporation, be required, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed. If the Shares offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act of 1933, the Corporation may restrict the transfer of such Shares and may legend the Share certificates representing such Shares in such manner as it deems advisable to ensure the availability of such exemption. The Committee may require the Participant to provide appropriate written investment or other representations, in order to comply with applicable securities laws or in furtherance of the preceding provisions of this Section.

     10.  Termination of Participation

     (a) Withdrawal from Participation. A Participant may withdraw all of the payroll deductions credited to the Participant's bookkeeping account for a given Offering Period by providing written notice to the Corporation's human resources office no later than 15 days before the Exercise Date of the Offering Period. If a Participant tenders such notice, (i) all of the Participant's payroll deductions credited to the Participant's bookkeeping account shall be paid to him promptly after receipt of the notice; (ii) the Participant's active participation in the Plan shall be automatically terminated upon such receipt;
(iii) no further payroll deductions for the purchase of Shares hereunder shall be made for such Offering Period; and (iv) the Participant shall be suspended from participation in the Offering Period immediately following the Offering Period from which the Participant withdraws. In such circumstance, the Participant's options to purchase Shares under the Plan shall be automatically terminated.

     (b) Resumption of Participation. Payroll deductions shall not resume on behalf of a Participant who has withdrawn from the Plan, unless the Participant timely files a new enrollment agreement with the Corporation during the enrollment period preceding the commencement of a new Offering Period as described in Section 5(a). A Participant's withdrawal from an Offering Period shall not have any effect upon the Participant's eligibility to participate in
(i) any similar plan which may hereafter be adopted by the Corporation, or (ii) an Offering Period beginning after the Offering Period immediately following the Offering Period from which the Participant withdraws except to the extent provided in subsection (a) of this Section. A Participant shall not be permitted to make a partial withdrawal of the payroll deductions credited to his bookkeeping account.

     (c) Ineligibility; Termination of Employment. If a Participant ceases to be an Eligible Employee during an Offering Period, or the Participant's employment with the Corporation and all Subsidiaries terminates before the Exercise

Date of the Offering Period for any reason, including retirement or death, the payroll deductions credited to the Participant's account shall be returned to the Participant or, in the case of death, to the Participant's beneficiary, and the Participant's options to purchase Shares under the Plan shall automatically terminate.

     11.  Designation of Beneficiary

     (a) Designation. A Participant may designate a beneficiary to receive any benefits which may be or become payable to the Participant upon his death, by notifying the Committee in writing, at any time before Participant's death, in such manner and on such form as the Committee deems acceptable for that purpose. A Participant may revoke any beneficiary designation or designate a new beneficiary at any time without the consent of a beneficiary or any other person.

     (b) Absence of Designation. If a Participant dies without having made an effective designation of beneficiary under the Plan, or if the designated beneficiary has failed to survive the Participant, the Corporation shall deliver any Shares and/or cash which may become payable from the Participant's bookkeeping account under the Plan to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Corporation), the Corporation, in its discretion, may deliver such Shares and/or cash to (i) the Participant's surviving spouse, if any, or (ii) if none, to any one or more dependents or relatives of the Participant known to the Corporation, if any, or (iii) if none, then to such other person as the Corporation may designate. The Corporation may require such evidence of survivorship or kinship as it deems appropriate as a condition for making a distribution hereunder.

     12.  Transferability

     Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 11) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Corporation, in its discretion, may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof. During a Participant's lifetime, a Participant's option to purchase Shares hereunder is exercisable only by him.

     13.  Shares Subject to the Plan

     Subject to adjustments as provided in Section 16, the maximum number of Shares which shall be made available for sale under the Plan shall be 1,200,000 Shares. If and to the extent that any option to purchase Shares shall not be exercised for any reason, or if such right to purchase Shares shall expire or terminate as provided herein, the Shares that have not been so purchased hereunder shall again become available for the purposes of the Plan, unless the Plan shall have been terminated. If, on a given Exercise Date, the number of Shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Committee shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

     14.  Shareholder Rights

     Participants shall have no interest or voting right in, or rights to receive dividends in respect of, Shares covered by an option until such option has been exercised and Shares certificates have been issued in the name of the Participant. Share certificates need not be delivered to the Participant in order for the Participant to have any such shareholder rights.

     15.  Accounts and Reports

     Individual accounts shall be maintained for each Participant in the Plan. Following each Exercise Date and allocation of Shares to Participants' accounts, statements of account shall be given to Participants who have purchased Shares, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

     16. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale

     (a) Changes in Capitalization. In the event of a reclassification, recapitalization, stock split, stock dividend, combination of Shares, or other similar or extraordinary event, the maximum number and/or kind of shares reserved for issuance under the Plan, the number and/or kind of Shares each Participant may purchase per Offering Period (pursuant to Section 7) and the per share purchase price of Shares which may be issued to any Participant upon the exercise of options granted under the Plan shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of issued Shares, and in any other matters which relate to the options and which are affected by such changes in the Corporation's common stock.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Corporation, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") to occur before the date of the proposed action, and shall terminate immediately before the consummation of such proposed action, unless provided otherwise by the Committee. In such circumstance, the Committee shall notify each Participant in writing, at least ten days before the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option shall be exercised automatically on the New Exercise Date, unless the Participant has withdrawn from the Offering Period before the date of notification.

     (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger of the Corporation with or into another corporation, the Plan and each outstanding option may be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), which shall be the day before the date of the Corporation's proposed sale or merger. In such event, the Committee shall notify each Participant in writing, at least ten days before the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option shall be exercised automatically on the New Exercise Date, unless the Participant has withdrawn from the Offering Period before such date as provided in Section 10.

     (d) In all cases, the Committee shall have full discretion to exercise any of the powers and authority provided under this Section 16, and the Committee's actions hereunder shall be final and binding on all Participants. No fractional Shares of stock shall be issued under the Plan pursuant to any adjustment authorized under the provisions of this Section 16.

     17.  Amendment

     (a) The Board may at any time, or from time to time, amend the Plan in any respect; provided, however, that the Plan may not be amended in any way that will cause options issued under the Plan to fail to meet the requirements for employee stock purchase plans as defined in Code Section 423 or any successor thereto, including, without limitation, shareholder approval, if required. Except as provided in Section 18, no amendment shall adversely affects the rights of any Participant with respect to any previous or outstanding right to purchase Shares as of the later of the date such amendment is adopted or effective.

     (b) In addition to the powers granted to the Committee in the Plan, the Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation, laws of foreign jurisdictions governing the participation of Eligible Employees, or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding option in any manner to the extent that the Committee would have had the authority to grant such option as so amended or modified.

     (c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

            (i) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

            (ii) shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

            (iii) allocating Shares.

     Such modifications or amendments shall not require stockholder approval or the consent of any Participants.

     18.  Termination

     The Plan and all rights of Eligible Employees and Participants hereunder shall terminate:

     (a) on the Exercise Date that Participants become entitled to purchase a number of Shares greater than the number of reserved Shares remaining available for purchase under the Plan; or

     (b) at any time, at the discretion of the Board.

     In the event that the Plan terminates under circumstances described in subsection (a) of this Section, any Shares remaining as of the termination date shall be sold to Participants on a pro rata basis. Except as provided in Section 17, no such termination shall affect rights to purchase Shares previously granted; provided, however, that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that termination of the Offering Period or the Plan is in the best interests of the Corporation and its stockholders.

     19.  Notices

     All notices or other communications by a Participant to the Corporation under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Corporation at the location, or by the person, designated by the Corporation for the receipt thereof.

     20.  Shareholder Approval

     The Plan is subject to approval by stockholders of the Corporation within 12 months before or after the date the Plan is adopted by the Board. For purposes of the preceding sentence, the Plan is adopted as of the date on which the Board approves the Plan. If such stockholder approval is not obtained at the first stockholders meeting at which the Plan is on the agenda, but in any event within 12 months after the Board's adoption of the Plan, the Plan shall be canceled and any pending options shall be null and void.

     21.  Tax Withholding

     The Corporation may make such provisions, as it deems appropriate, for withholding by the Corporation pursuant to all applicable tax laws of such amounts as the Corporation determines it is required to withhold in connection with the purchase or sale by a Participant of any Shares acquired pursuant to the Plan. The Corporation may require a Participant to satisfy any relevant tax requirements before delivering any Shares to such Participant.

     22.  No Employment Rights

     The right to elect to participate in the Plan shall not constitute an offer of employment to Eligible Employees nor shall participation in the Plan guarantee a Participant's continued employment. Participation in the Plan shall not limit the right of an Employer to terminate a Participant's employment at any time.

     23.  Reliance on Reports

     Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountants of the Corporation and upon any other information furnished in connection with the Plan by any other person or persons other than him or herself.

     24.  Titles and Headings

     The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

     25.  Term of Plan

     The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 18.

ANTEON INTERNATIONAL CORPORATION                                          VOTE BY INTERNET, TELEPHONE OR MAIL
3211 JERMANTOWN ROAD                                                         24 HOURS A DAY, 7 DAYS A WEEK
SUITE 700
FAIRFAX, VA 22030                                   Your telephone or Internet vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

                                                    VOTE BY INTERNET - www.proxyvote.com
                                                    Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

                                                    VOTE BY PHONE - 1-800-690-6903
                                                    Use any touch-tone telephone to transmit your voting instructions up until 11:59
                                                    P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

                                                    VOTE BY MAIL
                                                    Mark, sign, and date your proxy card and return it in the postagepaid envelope we have provided or return it to Anteon International Corporation, c/o ADP, 51
                                                    Mercedes Way, Edgewood, NY 11717.

                                                                  If you vote your proxy by Internet or by telephone,
                                                                     you do NOT need to mail back your proxy card.

PLEASE MARK, SIGN AND DATE YOUR PROXY CARD AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                         ANTEON        KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
====================================================================================================================================
ANTEON INTERNATIONAL CORPORATION

   The Board of Directors recommends a Vote FOR the Proposal.

   Vote On Proposal                                                                                          For   Against   Abstain

   1.   To approve and adopt the Anteon International Corporation Employee Stock Purchase Plan.              [ ]     [ ]       [ ]

   2.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

   Please sign exactly as your name(s) appear hereon. When joint tenants hold shares, both must sign.
   Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles. If a corporation, please sign in the full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.


                                                       YES   NO     Please indicate if you wish to view meeting materials  YES   NO
                                                                    electronically via the Internet rather than receiving
   Please indicate if you plan to attend this meeting  [ ]   [ ]    a hard copy. Please note that you will continue to     [ ]   [ ]
                                                                    receive a proxy card for voting purposes only.


   ------------------------------------------------                 ------------------------------------------------
                                       |                                                                |
   ================================================                 ================================================
   Signature [PLEASE SIGN WITHIN BOX]   Date                        Signature (Joint Owners)             Date
====================================================================================================================================

                           Please date, sign and mail
                    your proxy card back as soon as possible!

                         Special Meeting of Stockholders
                        ANTEON INTERNATIONAL CORPORATION

                                October 22, 2004

                 Please Detach and Mail in the Envelope Provided



- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

================================================================================

                        ANTEON INTERNATIONAL CORPORATION

                         PROXY/VOTING INSTRUCTION CARD

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ANTEON INTERNATIONAL CORPORATION FOR A SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON OCTOBER 22, 2004.

   The undersigned, revoking all previous proxies, hereby appoints and authorizes Joseph M. Kampf, Charles S. Ream and Curtis L. Schehr, and each of them as proxies with full power of substitution and resubstitution to represent the undersigned and to vote all shares of Common Stock of Anteon International Corporation (the "Company") which the undersigned is entitled to vote at a Special Meeting of Stockholders of the Company to be held on October 22, 2004 at 10:00 a.m., local time, at the Company's headquarters at 3211 Jermantown Road, Virginia 22030, or at any adjournment thereof (the "Meeting"), with all powers which the undersigned would possess if personally present.

   This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the proposal. Attendance of the undersigned at the Meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Meeting.

   In their discretion, the proxies are authorized to vote upon such other matters as may be properly come before the Meeting or any adjournment thereof.

           (CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)

================================================================================